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                                   EXHIBIT 24
                     ELECTRONIC SUMMARY - POWER OF ATTORNEY

      Each of the undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas Caldecot Chubb, III, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                           Oxford Industries, Inc.

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
            CECIL D. CONLEE                      CLARENCE B. ROGERS, JR
     ------------------------------          ------------------------------
            Cecil D. Conlee                     Clarence B. Rogers, Jr.
          Dated: July 16, 2002                    Dated: July 16, 2002
                Director                                Director

            THOMAS GALLAGHER                      KNOWLTON J. O'REILLY
     ------------------------------          ------------------------------
            Thomas Gallagher                      Knowlton J. O'Reilly
          Dated: July 15, 2002                    Dated July 16, 2002
                Director                                Director

             E. JENNER WOOD                          ROBERT E. SHAW
     ------------------------------          ------------------------------
             E. Jenner Wood                          Robert E. Shaw
         Dated: August 7, 2002                    Dated: July 31, 2002
                Director                                Director

            J. REESE LANIER                          HELEN B. WEEKS
     ------------------------------          ------------------------------
            J. Reese Lanier                          Helen B. Weeks
          Dated July 23, 2002                    Dated: August 12, 2002
                Director                                Director

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